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                              COMERICA BANK-TEXAS
                  8911 Capital of Texas Highway, Suite 2310
                              Austin, Texas 78759

                                 June 4, 2002


Silicon Laboratories Inc.
4635 Boston Lane
Austin, Texas 78735

         RE: Credit Agreement dated September 5, 2001 (as heretofore amended or modified, the "Agreement") between Silicon Laboratories Inc. ("Borrower") and Comerica Bank-Texas ("Bank")

Ladies and Gentlemen:

         Capitalized terms used and not otherwise defined herein have the meanings given them in the Agreement. Borrower and Bank desire to amend the Agreement for the purposes expressed herein.

         The first sentence of Section 5.8 of the Agreement is hereby amended in its entirety to read as follows:

         Make Capital Expenditures or commit to make Capital Expenditures, in an aggregate amount that exceeds $25,000,000 in any fiscal year.

         This letter agreement shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office, a counterpart of this agreement executed and delivered by Borrower. The Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Agreement in any Loan Document shall be deemed to be a reference to the Agreement, as hereby amended. The execution, delivery and effectiveness of this letter agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Agreement or any other Loan Document nor constitute a waiver of any other provisions of the Agreement or any other Loan Document.

         This letter agreement may be separately executed by Borrower and Bank in any number of counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This agreement shall be


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governed by and construed under to laws of the State of Texas, without giving effect to the conflict-of-laws principles thereof.

         Please indicate your agreement to the foregoing by executing where indicated below and returning a copy to the undersigned at the address given above.

                                       Yours truly,

                                       COMERICA BANK-TEXAS

                                       By: /s/ JULIE A. SMITH
                                          -------------------------------------
                                           Julie A. Smith
                                           Vice President


Agreed to as of the date first written above

SILICON LABORATORIES INC.

By:  /s/ NAVDEEP SOOCH
   ------------------------------
   Name: Navdeep Sooch
        -------------------------
   Title: CHAIRMAN AND CEO
         ------------------------


By:  /s/ JOHN W. MCGOVERN
   ------------------------------
   Name: John W. McGovern
        -------------------------
   Title: CHIEF FINANCIAL OFFICER
         ------------------------

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[COMERICA LOGO]     NO ORAL AGREEMENTS

--------------------------------------------------------------------------------

         This Agreement is executed on June 4th, 2002, by Silicon Laboratories Inc. ("Borrower") and Comerica Bank - Texas, a Texas banking association ("Lender"), in connection with credit accommodations made by the Lender to the Borrower (the "Loan").

         The parties covenant and agree as follows:

(1) The rights and obligations of the parties shall be determined solely from the written "Loan Agreement" (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Loan, and any oral agreements between or among the parties are superseded by and merged into the Loan Agreement.

(2) The Loan Agreement has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(3) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Executed and delivered as of the date first written above.




BORROWER:                                           LENDER:

SILICON LABORATORIES INC.                   COMERICA BANK - TEXAS




By:  /s/ NAVDEEP SOOCH                              By: /s/ JULIE A. SMITH
   ------------------------------                      -------------------------
Printed Name: Navdeep Sooch                         Printed Name: Julie A. Smith
Its: Chief Executive Officer                        Its: Vice President



By:  /s/ JOHN W. MCGOVERN
   ------------------------------
Printed Name: John W. McGovern
Its: Chief Financial Officer